UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 29, 2007
                                                 -------------------------------

                       Cherokee International Corporation
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             (Exact name of registrant as specified in its charter)

     Delaware                       000-50593                  95-4745032
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  (State or other               (Commission File              (IRS Employer
  jurisdiction of                    Number)                Identification No.)
   incorporation)

  2841 Dow Avenue, Tustin, California                       92780
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (714) 544-6665
                                                   -----------------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

On October 29, 2007, Vincent Cebula resigned from the board of directors of Cherokee International Corporation (the "Company"). Mr. Cebula's decision to resign was based on his decision to leave Oaktree Capital Management, L.P., a significant stockholder of the Company, and not the result of any disagreement relating to the Company's operations, policies or practices.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CHEROKEE INTERNATIONAL CORPORATION



Date: October 31, 2007              By: /s/ Linster W. Fox
                                       ---------------------------
                                        Name:  Linster W. Fox
                                        Title: Executive Vice President, Chief
                                               Financial Officer and Secretary